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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(e)


                            THE GCG TRUST
                        PROSPECTUS SUPPLEMENT

                           APRIL 28, 2000

                               TO THE

        Prospectus dated May 1, 1999, as amended June 30, 1999,
        August 17, 1999, September 3, 1999, December 10, 1999,
                        and March 10, 2000


At a special meeting of the shareholders of the Real Estate Series of The GCG Trust (the "Series") held on APril 24, 2000, the shareholders of the Series approved the appoinment of Prudential Investment
Corporation to serve as Portfolio Manager to the Series effective as of the close of business on April 28, 2000.


  This supplement should be retained with your GCG Trust Prospectus.










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